EXHIBIT 10.11

FIRST AMENDMENT TO LEASE

I.	PARTIES AND DATE.

This First Amendment to Lease (the “Amendment”) dated August 23, 2005, is by and between THE IRVINE COMPANY (“Landlord”), and CONTINUOUS COMPUTING CORPORATION, a Delaware corporation (“Tenant”).

II.	RECITALS.

On April 20, 2000, Landlord and Tenant entered into a lease (“Lease”) for space in a building located at 9380 Carroll Park Drive, San Diego, California (“Premises”).

Landlord and Tenant each desire to modify the Lease to extend the Lease Term, to adjust the Basic Rent, and to make such other modifications as are set forth in “III. MODIFICATIONS” next below.

III.	MODIFICATIONS.

A.	Basic Lease Provisions. The Basic Lease Provisions are hereby amended as follows:

1.    Item 5 is hereby deleted in its entirety and substituted therefor shall be the following:

“5. Lease Term: The Term of this Lease commenced on July 1, 2000 and shall expire at midnight on July 31, 2009”

2.    Item 6 is hereby amended by adding the following:

“Commencing August 1, 2006, the Basic Rent shall be Forty Seven Thousand Six Hundred Sixty-Five Dollars ($47,665.00) per month, based on $.99 per rentable square foot.

Commencing August 1, 2007, the Basic Rent shall be Fifty Two Thousand Nine Hundred Sixty-One Dollars ($52,961.00) per month, based on $1.10 per rentable square foot.

Commencing August 1, 2008, the Basic Rent shall be Fifty Five Thousand Three Hundred Sixty-Eight Dollars ($55,368.00) per month, based on $1.15 per rentable square foot.”

3.    Item 12 is hereby amended by deleting Landlord’s address for payments and notices and substituted therefor shall be the following:

“LANDLORD

THE IRVINE COMPANY

550 Newport Center Drive

Newport Beach, CA 92660

Attn: Senior Vice President, Operations

Irvine Office Properties

with a copy of notices to:

THE IRVINE COMPANY

550 Newport Center Drive

Newport Beach, CA 92660

Attn: Vice President, Operations

Irvine Office Properties, Technology Portfolio”

B.	Arbitration. Section 22.7 of the Lease is hereby amended by replacing “Orange, California” with “San Diego, California”.

C.	Maintenance and Repair. Sections 7.1 and 7.2 of the Lease are hereby amended to provide that, effective as of August 1, 2006, Landlord shall maintain, repair and replace, as a “Building Cost,” the air conditioning, heating and ventilating systems and equipment servicing the Premises (except for any supplemental HVAC system(s) installed by Tenant and servicing only the Premises), and that Landlord shall maintain in good repair, as a “Project Cost,” all Building exterior glass.

E.	Acceptance of Premises. Tenant acknowledges that the lease of the Premises pursuant to this Amendment shall be on an “as-is” basis without further obligation on Landlord’s part as to improvements whatsoever.

IV.	GENERAL.

A.	Effect of Amendments. The Lease shall remain in full force and effect except to the extent that it is modified by this Amendment.

B.	Entire Agreement. This Amendment embodies the entire understanding between Landlord and Tenant with respect to the modifications set forth in “III. MODIFICATIONS” above and can be changed only by a writing signed by Landlord and Tenant.

C.	Counterparts. If this Amendment is executed in counterparts, each is hereby declared to be an original; all, however, shall constitute but one and the same amendment. In any action or proceeding, any photographic, photostatic, or other copy of this Amendment may be introduced into evidence without foundation.

D.	Defined Terms. All words commencing with initial capital letters in this Amendment and defined in the Lease shall have the same meaning in this Amendment as in the Lease, unless they are otherwise defined in this Amendment.

E.	Corporate and Partnership Authority. If Tenant is a corporation or partnership, or is comprised of either or both of them, each individual executing this Amendment for the corporation or partnership represents that he or she is duly authorized to execute and deliver this Amendment on behalf of the corporation or partnership and that this Amendment is binding upon the corporation or partnership in accordance with its terms.

F.	Attorneys’ Fees. The provisions of the Lease respecting payment of attorneys’ fees shall also apply to this Amendment.

V.	EXECUTION.

Landlord and Tenant executed this Amendment on the date as set forth in “I. PARTIES AND DATE.” above.

LANDLORD:		TENANT

THE IRVINE COMPANY		CONTINUOUS COMPUTING CORPORATION, a Delaware corporation

By	/s/ STEVEN M. CASE	By	/s/ EREZ BARNAVON
	Steven M. Case, Senior Vice President		Erez Barnavon
	Leasing, Office Properties		Chief Financial Officer & Executive Vice President

By	/s/ MICHAEL BENNETT	By	/s/ LARRY NISHNICK
	Michael Bennett, Vice President		Larry Nishnick
	Operations, Office Properties		Vice President Legal Affairs & Assistant Secretary